U.S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

Roberts Realty Investors, Inc.

(Exact name of Registrant as specified in charter)

Georgia	001-13183	56-2122873

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8010 Roswell Road, Suite 280, Atlanta, Georgia	30350

(Address of principal executive offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Not Applicable

      (b) Not Applicable
      (c) Exhibits:

Exhibit Number	Description

99.1	Press Release of Roberts Realty Investors, Inc. regarding its financial results for the three and nine months ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

      On November 6, 2003, Roberts Realty Investors, Inc. issued a press release regarding its financial results for the three and nine months ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

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Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: November 7, 2003	By: /s/ Gregory D. Fletcher

Gregory D. Fletcher Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release of Roberts Realty Investors, Inc. regarding its financial results for the three and nine months ended September 30, 2003.

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